                                                                  EXHIBIT 10.14

                            THIRD AMENDMENT TO LEASE

         THIS THIRD AMENDMENT TO LEASE ("Amendment"), is made and entered into as of this 2nd day of November, 1998, between Carr Redmond Corporation, a Washington corporation, successor in interest to Redmond East Associates, as Lessor, and Mosaix, Inc., a Washington corporation, as Lessee.

                              W I T N E S S E T H:

         WHEREAS, by written Lease dated as of May 20, 1991 and as first amended by letter agreement dated July 1991 and by the Second Amendment to the Lease dated June 1, 1997, Lessor leased to Lessee those certain Premises commonly known as Building 17, with a street address of 6464 185th Avenue NE, Redmond, WA 98052 and legally described on the attached Appendix "A". The Premises are located within a Project known as Redmond East Business Campus; and

         WHEREAS, the term of Lease expires February 28, 1999; and

         WHEREAS, the parties hereto desire to enter into an amendment to the Lease to provide for the extension of the term of the Lease pursuant to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual convenants and conditions contained herein, the parties agree as follows:

         1. TERM. Commencing March 1, 1999, the term of the Lease shall be extended for a period of five (5) years and shall expire on February 28, 2004, subject to and in accordance with the remaining terms and provisions set forth in this Amendment.

         2. OPTION TO TERMINATE. Lessee shall have a one-time option to terminate ("Option to Terminate") the Lease. If Lessee elects to exercise its Option to Terminate, Lessee shall use good faith efforts to inform Lessor in writing of such intention, no later than the 30th month of the renewal term, or on or before August 31, 2001. Notwithstanding the foregoing, Lessee shall have the Option to Terminate the lease effective August 31, 2002, the 42nd month of the Lease, with advanced written notice which must be delivered to Lessor no later than February 28, 2002, along with payment of a termination fee in the amount of $550,000. Time is of the essence hereof. Lessee's failure for any reason to deliver the termination notice on or before February 28, 2002, together with said termination fee, shall be deemed a waiver of Lessee's Option to Terminate.

         3. BASIC RENTAL. Lessee covenants and agrees to pay to Lessor commencing March 1, 1999, in advance and without offset or deduction of any kind, Basic Rental for the Premises as follows:

                                    RENT                    ANNUAL RENT                  MONTHLY RENT
         PERIOD                   PER S.F.                    PER S.F.                     PER S.F.
         ------                   --------                  -----------                  ------------
        Year 1-3                   $14.40                  $1,195,617.60                  $ 99,634.80

        Year 4-5                   $15.70                  $1,303,555.30                  $108,629.61

Address for payment of rent:

Carr Redmond Corporation
t/a Redmond East Business Campus
P.O. Box 277918
Atlanta, GA 30384-7918

Or, by wire transfer:

Nations Bank (South)
ABA #061-000-052
Account Number 3251832509
1-800-305-2510

         4. TENANT IMPROVEMENTS. Lessor shall provide Tenant Improvements including carpet, paint and miscellaneous HVAC modifications in accordance with the attached Appendix "B."

         5. ADDITIONAL RENTAL. (a) Lessee's Proportionate Share as to all Operating Costs relating solely to Building 17 is 100%, including, without limitation, taxes, property insurance, HVAC maintenance and repairs, elevator maintenance and repairs, building management fee, and window cleaning; (b) Lessee's Proportionate Share (based upon a total of 399,741 rentable square feet in the buildings) of all Operating Costs in the Project, excluding all Operating costs attributable to all or any part of any building in the Project, including, without limitation, landscape costs, parking lot repair and maintenance, and Lessor's property and liability insurance costs, shall be 20.77% and (c) an amount fairly and equitably apportioned by Landlord, based on the square feet in the Premises and the total square feet in the remainder of the buildings in the Lessor's portfolio, of Lessor's administration, overhead and salary costs.

         6. NOTICES. All notices, consents, approvals and similar communications to be given by one party to the other under this Lease, shall be given in writing, mailed or personally delivered as follows:


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

         A.   Lessor.  To Lessor as follows:                           with a copy to:
              CARR REDMOND CORPORATION                 CARRAMERICA REALTY CORPORATION
              10785 Willows Road NE, Suite 250         1850 "K" Street NW, Suite 500
              Redmond, Washington  98052               Washington, DC  20006
              Attn:    Market Officer                  Attn:    Lease Administration

or to such other person at such other address as Lessor may designate by notice to Lessee.

         B.   Lessee.  To Lessee as follows:
              MOSAIX, INC.
              6464 18th Avenue NE
              Redmond, Washington  98052
              Attn:    John Flavio

or to such other person at such other address as Lessee may designate by notice to Lessor.

         Mailed notices shall be sent by United States certified or registered mail, or by a reputable national overnight courier service, postage prepaid. Mailed notices shall be deemed to have been given on the earlier of actual delivery or three (3) business days after posting in the United States mail in the case of registered or certified mail, and one business day in the case of overnight courier.

         7. COMMISSIONS. Within thirty (30) days after the execution of this Amendment by both parties and receipt by Lessor of Pacific Real Estate Partner's commission invoice therefor, Lessor agrees to pay to Pacific Real Estate Partners a commission of 2.5% of the Basic Rental payable hereunder for the first 42 months of the Lease. If Lessee does not give Lessor notice by February 28, 2002 of its intent to exercise its Option to Terminate the Lease, then Lessor agrees to pay a 2.5% commission of the Basic Rentable payable for the remaining eighteen (18) months of the Term, within thirty (30) days after receipt of Pacific Real Estate Partner's commission invoice therefor. Lessor and Lessee each represent and warrant to the other that neither has dealt with any other broker or agent other than Pacific Real Estate Partners in connection with this transaction and each shall indemnify and hold the other harmless from any commissions or fees claimed by any person or entity with whom the indemnifying party has dealt in connection herewith except that Lessee shall have no indemnification obligation with respect to Pacific Real Estate Partners.

         8. NO OTHER MODIFICATIONS. Except as expressly modified by this Sixth Amendment, the terms and conditions of the Lease, as previously amended, shall remain in full force and effect.


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
         IN WITNESS WHEREOF, the parties have executed this First Amendment to Lease.

LESSOR:                                  LESSEE:

CARR REDMOND CORPORATION,                MOSAIX, INC.,
a Washington corporation                 a Washington corporation

By: /s/ Philip L. Hawkins                By: /s/ Wm. Bradford Weller
    -------------------------------          -----------------------------------
Print Name: Philip L. Hawkins            Print Name: Wm. Bradford Weller
            -----------------------                  ---------------------------
Print Title: Managing Director           Print Title: General Counsel and
             ----------------------                   --------------------------
                                                      Assistant Secretary
                                                      --------------------------


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
                                   APPENDIX A

                                LEGAL DESCRIPTION

Lot 1, Evans Shortplat SPL-91-0009, as filed under File No. 9111159007, Records of King County, Washington.

                                   APPENDIX B

                          TENANT IMPROVEMENT AGREEMENT

         1. TENANT IMPROVEMENTS. Lessor shall cause to be performed the improvements (the "Tenant Improvements") in the Premises in accordance with specifications approved by Lessee and Lessor (the "Specifications") which approvals shall not be unreasonably withheld. The Tenant Improvements shall be performed at the Lessee's cost, subject to the Lessor's Contribution (hereinafter defined).

         The final Specifications for the Tenant Improvements shall be prepared by Lessor's licensed architect (or such other designated person as may be agreed upon by the parties, if a licensed architect is not required for the scope of the improvements) at Lessee's cost, and shall be mutually agreed upon by the parties as set forth herein. Within sixty days after this Lease Amendment is fully executed, Lessee, working with Lessor, shall furnish its proposed Specifications for Lessor's review and approval. Lessor shall, within one (1) week after receipt either approve such Specifications, or provide Lessee with detailed comments prepared by Lessor's architect incorporating Lessee's proposed Specifications and identifying any Lessor comments and/or modifications to the same. If Lessor provides such detailed comments, Lessee shall, with one (1) week after receipt of the same, either provide additional comments or approve of the same. Lessee shall be deemed to have approved such Plans if it does not provide comments within such time period. The process described above shall be repeated, if necessary, until the specifications have been approved by the parties. Notwithstanding any other term or provisions hereof, the parties agree to cooperate with each other in good faith and to use their best reasonable efforts to reach agreement so as to enable Lessor to submit the agreed upon Specifications and any accompanying plans, for permit to the City of Redmond, Washington, (if required) no later than _____________________, 1998.

         Lessor, using its business expertise and knowledge of the market, and with consultation of Lessee, shall select contractors and or subcontractors to perform the construction of the Tenant Improvements at a commercially reasonable cost. Mechanical and electrical engineers shall be selected by Lessor. Lessor shall use commercially reasonable efforts to cause the Tenant Improvements to be substantially completed, except for minor "Punch List" items, on or before December 1, 1999, subject to Tenant Delays (as defined in Section 4 hereof) and Force Majeure.

         Lessor, or an agent of Lessor, shall provide project management services in connection with the construction of the Tenant Improvements and the Change Orders (hereinafter defined). Such project management services shall be performed, at Lessee's cost, for a fee of five percent (5%) of all costs related to the preparation of the Plans and the construction of the Initial Improvements and the Change Orders.

         2. CHANGE ORDERS. If, prior to the Commencement Date, Lessee shall require improvements or changes (individually or collectively, "Change Orders") to the Premises in addition to, revision of, or substitution for the Tenant Improvements, Lessee shall deliver to Lessor for its approval plans and specifications for such Change Orders. If Lessor does not approve of the plans for Change Orders, Lessor shall advise Lessee of the revisions required. Lessee shall revise and redeliver the plans and specifications to Lessor within five
(5) business days of Lessor's advice or Lessee shall be deemed to have abandoned its request for such Change Orders. Lessee shall pay for all preparations and revisions of plans and specifications, and the construction of all Change Orders, subject to Lessor's Contribution.

         3. LESSOR'S CONTRIBUTION. Lessor shall contribute an amount up to $415,145 ("Lessor's Contribution") toward the costs incurred for the Tenant Improvements, inclusive of Lessor's project management services, and any Change Orders. Lessor has no obligation to pay for costs of the Tenant Improvements or Change Orders in excess of Lessor's Contribution, notwithstanding any other provision hereof. If the cost of the Tenant Improvements and/or Change Orders exceeds the Lessor's Contribution, Lessee shall pay such overage to Lessor prior to commencement of construction of the Tenant Improvements and/or Change Orders.

         4. TENANT DELAY. Tenant Improvements shall be substantially completed by December 1, 1999 except to the extent that the delay shall be caused by any one or more of the following (a "Tenant Delay"):

                  (a) Lessee's request for Change Orders whether or not any such Change Orders are actually performed; or

                  (b) Contractor's performance of any Change Orders; or

                  (c) Lessee's request for materials, finishes or installations requiring unusually long lead times; or

                  (d) Lessee's delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein; or (e) Lessee's delay in providing information critical to the normal progression of the project. Lessee shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of such request for information from the Lessor;or

                  (f) Lessee's delay in making payments to Lessor for costs of the Tenant Improvements and/or Change Orders in excess of the Lessor's Contribution; or

                  (g) Any other act or omission by Lessee, its agents, contractors or persons employed by any of such persons.

5.       MISCELLANEOUS.

         Terms used in this Appendix B shall have the meanings assigned to them in the Lease. The terms of this Appendix B are subject to the terms of the Lease.

DISTRICT OF COLUMBIA       )
                           ) ss.
                           )

         On this 6th day of November 1998, before me, the undersigned, a Notary Public in and for the District of Columbia, duly commissioned and sworn as such, personally appeared Philip L. Hawkins, to me known to be the Managing Director of Carr Redmond Corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

         WITNESS my hand and official seal the day and year in this certificate first above written.

                                       /s/ Diana C. Pratts
                                       -----------------------------------------
                                       Signature
                                       Diana C. Pratts
                                       -----------------------------------------
                                       Printed Name
                                       NOTARY PUBLIC in and for the District of
                                       Columbia, residing at 1850 K Street, N.W.
                                       My commission expires: March 14, 2003
                                                              ------------------


STATE OF WASHINGTON        )
                                    ) ss.
COUNTY OF KING             )

         On this 2nd day of November 1998, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn as such, personally appeared Wm. Bradford Weller, to me known to be the General Counsel of Mosaix, Inc., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument, and that the seal affixed is the corporate seal of said corporation.

         WITNESS my hand and official seal the day and year in this certificate first above written.

                                       /s/ T. A. Parkinson
                                       -----------------------------------------
                                       Signature
                                       T. A. Parkinson
                                       -----------------------------------------
                                       Printed Name
                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at Kirkland
                                                               -----------------
                                       My commission expires: 10/29/01
                                                              ------------------


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